TRANSFER SUPPLEMENT

Supplement No: 1	Dated: May 1, 2004

This TRANSFER SUPPLEMENT is made as of the date first above written by Lehman Brothers Holdings Inc. (the “Seller”) and Structured Asset Securities Corporation (the “Depositor”).

W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Mortgage Loan Sale and Assignment Agreement (the “Mortgage Loan Sale Agreement”), dated as of April 1, 2004 between the Seller and the Depositor;

WHEREAS, the Seller desires to sell, and the Depositor desires to purchase the Subsequent Mortgage Loans identified on Schedule I attached hereto;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.

Schedule of Subsequent Mortgage Loans.  Attached hereto as Schedule I is the schedule of Subsequent Mortgage Loans (the “Schedule”) conveyed to the Depositor pursuant to Section 3 of this Transfer Supplement.

2.

Definitions Relating to Subsequent Mortgage Loans.  The following terms as used in the Mortgage Loan Sale Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on the Schedule.

Subsequent Cut-off Date:  May 1, 2004.

Transfer Date: June 11, 2004.

Transfer Price:  $237,492,058.32.

3.

Conveyance of Subsequent Mortgage Loans.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except to the extent specified in the Mortgage Loan Sale Agreement), all right, title and interest of the Seller, in and to each of the Subsequent Mortgage Loans identified on the Schedule and all items in the related Mortgage File.

Concurrently with the execution and delivery of this Transfer Supplement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and the Servicing Agreement listed on Schedule II attached hereto, except any servicing rights thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Subsequent Mortgage Loans.

4.

Transfer Price.  The Depositor hereby pays to the Seller the Transfer Price in return for the Subsequent Mortgage Loans identified on the Schedule attached hereto.

5.

Incorporation by Reference; Ratification of Mortgage Loan Sale Agreement.  As supplemented by this Transfer Supplement, the Mortgage Loan Sale Agreement is incorporated herein by reference and is in all respects ratified and confirmed and the Mortgage Loan Sale Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

6.

Representations and Warranties.  All representations and warranties of the Seller and the Depositor set forth in the Mortgage Loan Sale Agreement are true and correct as of the date hereof and as of the Transfer Date.

7.

Counterparts.  This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

8.

Governing Law.  THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:

/s/ Joseph J. Kelly

Name:

Joseph J. Kelly

Title:

Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION,
as Depositor

By:

/s/ Ellen V. Kiernan

Name:

Ellen V. Kiernan

Title:

Senior Vice President

SCHEDULE I TO

TRANSFER SUPPLEMENT

Schedule of Subsequent Mortgage Loans

SCHEDULE II TO

TRANSFER SUPPLEMENT

Schedule of Additional Transfer Agreements and Servicing Agreements

1.

Flow Mortgage Loan Purchase and Warranties Agreement by and between Lehman Capital, A Division of Lehman Brothers Holdings, Inc. and People's Choice Home Loan, Inc. dated as of July 1, 2002, Group No. 2002-Flow

2.

Securitization Servicing Agreement, dated as of May 1, 2004, among Lehman Brothers Holdings Inc., HomEq Servicing Corporation and Aurora Loan Services Inc.